                                                                    Exhibit 24.1
                                                                    ------------

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, pursuant to the Securities Act of 1933, as amended, up to 60,000 shares of common stock, par value $0.01 per share ("Common Stock"), of the Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or either of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  January 2, 1997



                                             /s/ Les R. Baledge
                                             -----------------------------------
                                             Les R. Baledge

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, pursuant to the Securities Act of 1933, as amended, up to 60,000 shares of common stock, par value $0.01 per share ("Common Stock"), of the Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or either of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  January 2, 1997



                                        /s/ Russell A. Belinsky
                                        ----------------------------------------
                                        Russell A. Belinsky

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, pursuant to the Securities Act of 1933, as amended, up to 60,000 shares of common stock, par value $0.01 per share ("Common Stock"), of the Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or either of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  January 2, 1997



                                   /s/ Ernest D. Bennett, III
                                   ---------------------------------------------
                                   Ernest D. Bennett, III

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, pursuant to the Securities Act of 1933, as amended, up to 60,000 shares of common stock, par value $0.01 per share ("Common Stock"), of the Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or either of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  January 2, 1997



                                    /s/ William G. Sell
                                    --------------------------------------------
                                    William G. Sell

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, pursuant to the Securities Act of 1933, as amended, up to 60,000 shares of common stock, par value $0.01 per share ("Common Stock"), of the Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or either of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  January 2, 1997



                                    /s/ William C. Scott
                                    --------------------------------------------
                                    William C. Scott

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, pursuant to the Securities Act of 1933, as amended, up to 60,000 shares of common stock, par value $0.01 per share ("Common Stock"), of the Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or either of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  January 2, 1997



                                    /s/ Charles D. Morgan, Jr.
                                    --------------------------------------------
                                    Charles D. Morgan, Jr.

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, pursuant to the Securities Act of 1933, as amended, up to 60,000 shares of common stock, par value $0.01 per share ("Common Stock"), of the Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or either of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  January 2, 1997



                                    /s/ J. W. McConnell
                                    --------------------------------------------
                                    J. W. McConnell

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, pursuant to the Securities Act of 1933, as amended, up to 60,000 shares of common stock, par value $0.01 per share ("Common Stock"), of the Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or either of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  January 2, 1997



                                    /s/ Bryan D. Langton
                                    --------------------------------------------
                                    Bryan D. Langton

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Marcel J. Dumeny the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, pursuant to the Securities Act of 1933, as amended, up to 60,000 shares of common stock, par value $0.01 per share ("Common Stock"), of the Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or his substitute may lawfully do or cause to be done by virtue hereof.

Dated:  January 2, 1997



                                    /s/ Robert W. Howeth
                                    --------------------------------------------
                                    Robert W. Howeth

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert W. Howeth and Marcel J. Dumeny, and each of them, the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Fairfield Communities, Inc., a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, pursuant to the Securities Act of 1933, as amended, up to 60,000 shares of common stock, par value $0.01 per share ("Common Stock"), of the Corporation, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or either of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  January 2, 1997



                                    /s/ Philip L. Herrington
                                    --------------------------------------------
                                    Philip L. Herrington